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      As Filed With the Securities and Exchange Commission on May 6, 1998
                                                      Registration No. 333-22029
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON. D.C. 20549

                                    --------

                   POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                    --------

                          PLATINUM SOFTWARE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                          33-0277592
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

               195 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA 92618-2402
                                 (714) 453-4000
   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

                    L. GEORGE KLAUS, CHIEF EXECUTIVE OFFICER
                          PLATINUM SOFTWARE CORPORATION
               195 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA 92618-2402
                                 (714) 453-4000
    (Name, address, including zip code, and telephone number, including area code of agent for service)

                                    COPY TO:
                            PERRY J. TARNOFSKY, ESQ.
                          PLATINUM SOFTWARE CORPORATION
               195 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA 92618-2402

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: N/A

        If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

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                          DEREGISTRATION OF SECURITIES

        Platinum Software Corporation (the "Company") filed a Registration Statement No. 333-22029 on Form S-3 with the Securities and Exchange Commission on February 19, 1997, (the "Registration Statement") pursuant to which it registered 50,000 shares of Common Stock. The Company subsequently issued no shares of such Common Stock under the Registration Statement. The offering associated with the Registration Statement terminated at the close of business on May 1, 1997. This Post-Effective Amendment No. 1 to the Registration Statement deregisters the remaining 50,000 shares of Common Stock.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-22029 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, and State of California, on the 30th day of April, 1998.


                                      PLATINUM SOFTWARE CORPORATION



                                      By:  /s/ L. George Klaus
                                           -------------------------------------
                                           L. George Klaus
                                           Chairman of the Board,
                                           Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement No. 333-22029 has been signed by the following persons in the capacities and on the date indicated:

              Signature                               Title                        Date
              ---------                               -----                        ----


/s/ L. George Klaus                   Chief Executive Officer,                   April 30, 1998
-----------------------------         President and Chairman of the
L. George Klaus                       Board (Principal Executive Officer)


/s/ Paul G. Mazzarella                Corporate Controller                       April 30, 1998
-----------------------------         (Principal Financial and
Paul G. Mazzarella                    Accounting Officer)


/s/ Carmelo J. Santoro*               Director                                   April 30, 1998
-----------------------------
Carmelo J. Santoro


/s/ Douglas Hajjar*                   Director                                   April 30, 1998
-----------------------------
W. Douglas Hajjar


/s/ Richard J. Goeglein*              Director                                   April 30, 1998
-----------------------------
Richard J. Goeglein


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
              Signature                               Title                        Date
              ---------                               -----                        ----


/s/ L. John Doerr*                    Director                                   April 30, 1998
-----------------------------
L. John Doerr


/s/ Arthur J. Marks*                  Director                                   April 30, 1998
-----------------------------
Arthur J. Marks


                                      Director                                    ________, 1998
-----------------------------
John Lococo


/s/ Donald R. Dixon*                  Director                                   April 30, 1998
-----------------------------
Donald R. Dixon


*By: /s/ L. George Klaus
     ------------------------
     L. George Klaus,
     Attorney-in-fact

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